UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2014 (February 18, 2014)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On February 18, 2014, Keith D. Nosbusch, Chairman and Chief Executive Officer of Rockwell Automation, Inc., entered into a Rule 10b5-1 trading plan with respect to 235,300 shares issuable upon exercise of stock options awarded to Mr. Nosbusch on December 3, 2008. The trading plan becomes effective on May 1, 2014. Mr. Nosbusch entered into the plan as part of his tax and financial planning strategy to diversify and liquidate long-term assets.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Theodore D. Crandall
Theodore D. Crandall
Senior Vice President and Chief Financial Officer

Date: February 20, 2014

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